UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 7, 2011

CROSS TIMBERS ROYALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Texas
  (State or Other Jurisdiction of Incorporation)

1-10982	75-6415930
(Commission File Number)	(IRS Employer Identification No.)

U.S. Trust, Bank of America
Private Wealth Management
Trustee
P.O. Box 830650
Dallas, Texas	75283-0650
(Address of Principal Executive Offices)	(Zip Code)

  (877) 228-5084
(Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Cross Timbers Royalty Trust (NYSE – CRT) determined not to retain KPMG LLP (“KPMG”) as its independent registered public accounting firm, effective as of July 7, 2011, and has engaged PricewaterhouseCoopers LLP (“PwC”) as its new independent registered public accounting firm effective as of July 7, 2011. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with KPMG.

(a)	Former Independent Registered Public Accounting Firm

i.	On July 7, 2011, Cross Timbers Royalty Trust dismissed KPMG as its independent registered public accounting firm.

ii.
The report of KPMG onCross Timbers Royalty Trust’s financial statements as of and for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iii.	The decision to change accountants was recommended and approved by the Trustee of Cross Timbers Royalty Trust, U.S. Trust, Bank of America Private Wealth Management.

iv.
During the two most recent fiscal years ended December 31, 2010 and 2009, and in the subsequent interim period through the July 7, 2011 effective date of the change, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreements in connection with their report. In addition, there were no reportable events of the kind defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

v.
Cross Timbers Royalty Trust provided KPMG with a copy of this current report on Form 8-K, and Cross Timbers Royalty Trust requested that KPMG furnish Cross Timbers Royalty Trust with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by Cross Timbers Royalty Trust, and if not, stating the respects in which they do not agree. Cross Timbers Royalty Trust has received the requested letter from KPMG, and a copy of the letter is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)	New Independent Registered Public Accounting Firm

On July 7, 2011, upon the approval of the Trustee, Cross Timbers Royalty Trust engaged PwC as its independent registered public accounting firm effective as of July 7, 2011. During the two most recent fiscal years ended December 31, 2010 and 2009, and in the subsequent interim period through the July 7, 2011 effective date of the change, Cross Timbers Royalty Trust has not consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Cross Timbers Royalty Trust’s financial statements, and neither a written report was provided to Cross Timbers Royalty Trust nor oral advice was provided that PwC concluded was an important factor considered by Cross Timbers Royalty Trust in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter of KPMG LLP, dated July 11, 2011 regarding change in independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST By: BANK OF AMERICA, N.A., TRUSTEE

Date: July 12, 2011	By:	/s/ Nancy G. Willis
Nancy G. Willis
Vice President

EXXON MOBIL CORPORATION

By:	/s/ Len M. Fox
Len M. Fox
Assistant Controller

EXHIBIT INDEX

Exhibit Number and Description

16.1.	Letter of KPMG LLP, dated July 11, 2011 regarding change in independent registered public accounting firm